EXHIBIT 23


                   CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 333-56951) of our report dated February 10, 1999 appearing under Item 8 of Doughtie's Foods, Inc.'s Annual Report on Form 10-K for the year ended December 26, 1998.


/s/  PricewaterhouseCoopers LLP

Virginia Beach, Virginia
March 25, 1999